Amana Developing World Fund

Investor	(AMDWX)
Institutional	(AMIDX)

September 27, 2024

SUMMARY PROSPECTUS

*Before you invest, you may want to review the Amana Developing World Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's **prospectus** and other information about the Fund, including the **statement of additional information** and most recent reports to shareowners, online at www.amanafunds.com/prospectus. You can also get this information at no cost by calling 1-888-732-6262 or by sending an e-mail request to info@amanafunds.com. The Fund's prospectus and statement of additional information, both dated September 30, 2024, and most recent report to shareowners, dated May 31, 2024, are incorporated by reference into this Summary Prospectus.*

Amana Developing World Fund

Investment Objective

Long-term capital growth, consistent with Islamic principles.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Developing World Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Developing World Fund	Investor Shares	Institutional Shares
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.15%	0.18%
Total Annual Fund Operating Expenses	1.20%	0.98%

Example

This Example is intended to help investors compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes an investor invests $10,000 in shares of the Fund for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor's expenses would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$122	$381	$660	$1,455
Institutional Shares	$100	$312	$542	$1,201

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1.31% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Developing World Fund invests at least 80% of total net assets in common stocks of companies with significant exposure (50% or more of production assets, or revenues) to countries with developing economies and/or markets. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. To the extent prohibited by Islamic investment principles the Developing World Fund does not invest in issuers whose business involves alcoholic beverages, pornography, insurance, gambling, pork products, and interest-based banks or finance associations.

The Developing World Fund does not make any investments not permitted under Islamic principles, including those that pay interest. Islamic principles discourage speculation. The Fund tends to hold investments for several years.

The Developing World Fund diversifies its investments across the industries, companies, and countries of the developing world, and principally follows a large-cap value investment style. The Fund seeks companies demonstrating both Islamic and sustainable characteristics.

The Fund’s adviser (Saturna Capital Corporation) considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, and financially strong, with robust policies in the areas of the environment, social responsibility, and corporate governance (collectively referred to herein as “Sustainability”). The Fund’s adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to present low Sustainability risks. The Fund’s adviser also uses negative screening to exclude security issuers primarily engaged in higher Sustainability risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and fossil fuel extraction.

In determining whether a country is part of the developing world, the Fund’s adviser will consider such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capitalization as a percentage of gross domestic product, the overall regulatory environment, and limits on foreign ownership and restrictions on repatriation of initial capital or income.

Through reference to data provided by various globally recognized organizations such as the International Monetary Fund, The World Bank, and the Organization for Economic Cooperation and Development, the adviser maintains a list of countries it considers to have developing economies and/or markets. The list, which changes over time, currently includes:

Argentina, Bahrain, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Ecuador, Greece, Hungary, India, Indonesia, Jordan, Kuwait, Malaysia, Malta, Mexico, Oman, Panama, Peru, Philippines, Poland, Qatar, Saudi Arabia, Slovenia, South Africa, South Korea, Taiwan, Thailand, Turkey, Vietnam, and United Arab Emirates.

Amana Developing World Fund

By allowing investments in companies headquartered in more advanced economies yet having the majority of production assets or revenues in the developing world, the Developing World Fund seeks to reduce its foreign investing risk.

Principal Risks of Investing

Market risk: The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Investment strategy risk: Islamic principles restrict the Fund’s ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities. The adviser believes that Islamic and sustainable investing may mitigate security-specific risks, but the screens used in connection with these strategies reduce the investable universe, which may limit investment opportunities and adversely affect the Fund’s performance. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn interest income.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Developing world and foreign investing risk: The Fund involves risks not typically associated with investing in US securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Developing World Fund Investor Shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

Best Quarter	Q4 2020	19.46%
Worst Quarter	Q1 2020	-17.50%

The year-to-date return as of the most recent calendar quarter (which ended June 30, 2024) was 9.43%.

Amana Developing World Fund

Average Annual Total Returns

The table below presents the average annual returns for the Developing World Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years and for the life of the Fund compare to those of a broad-based market index.

Periods ended December 31, 2023

	1 Year	5 Years	10 Years	Life of Fund
Developing World Fund Investor Shares (AMDWX)
Return before taxes	13.24%	7.58%	2.23%	1.99%[1]
Return after taxes on distributions	12.82%	7.34%	2.09%	1.88%[1]
Return after taxes on distributions and sale of Fund shares	7.84%	5.88%	1.70%	1.52%[1]
Developing World Fund Institutional Shares (AMIDX)
Return before taxes	13.39%	7.76%	2.45%	2.15%[2]
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)
	9.83%	3.69%	2.66%	2.57%[2]

[1]	Amana Developing World Fund Investor Shares began operations September 28, 2009.

[2]	Amana Developing World Fund Institutional Shares began operations September 25, 2013, and the Life of Fund return for the MSCI Emerging Markets Index is shown since this date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. After-tax returns illustrated are only for the Investor Shares; after-tax returns for Institutional Shares will vary. Actual after-tax returns depend on an investor’s tax situation and likely differ from those illustrated. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates. Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Investment Adviser

Saturna Capital Corporation is the Developing World Fund’s investment adviser.

Portfolio Managers

Since April 2020, Mr. Monem A. Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Developing World Fund. From September 2017 until April 2020, and previously from 2009 to 2012, he was a deputy portfolio manager for the Fund. Since April 2020, Mr. Scott

F. Klimo CFA®, chief investment officer at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund. From 2014 until April 2020, he was portfolio manager for the Fund. Since April 2020, Mr. Levi Stewart Zurbrugg MBA, CFA®, CPA®, a senior investment analyst and portfolio manager at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase Developing World Fund Investor Shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $100 or more payable to the Amana Developing World Fund.

Developing World Fund Institutional Shares are available with a minimum investment of $100,000.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:	Amana Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755
Or Email:	investorservices@saturna.com

Telephone request

Call:	888-732-6262 or 360-734-9900

Online

Visit:	www.amanafunds.com

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Developing World Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary’s website for more information.

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